WAVE POWER.NET, INC.
                          -----------------------------
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                 For the Six Months Ended June 30, 2002 and 2001
                and the period from November 6, 1997 (Inception)
                              Through June 30, 2002


ITEM 1.  FINANCIAL STATEMENTS

Unless otherwise indicated, the term "Company" refers to Wave Power.Net, Inc. and its subsidiaries and predecessors. The accompanying consolidated unaudited condensed financial statements have been prepared by management in accordance with the instructions in Form 10-QSB and, therefore, so not include all information and footnotes required by generally accepted accounting principals and should, therefore, be read in conjunction with Company's Annual Report to Shareholders on Form 10-KSB for the fiscal year ended December 31, 2001. These statements do include all the normal recurring adjustments which the Company believes is necessary and affords a fair presentation. The interim results are not necessarily indicative of the results for the full year ending December 31, 2002. Accordingly, consolidated audited interim financial statements, including a balance sheet for the Company as of the fiscal quarter ended June 30, 2002, and, statements of operations and statements of cash flows for the interim period up to the date of such balance sheet and the comparable period of the preceding fiscal year are attached hereto as Pages F-1 through F-4 (pages 4 through 7 herein),and are incorporated herein by this reference.


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

                             WAVE POWER.NET, INC.
                        (A Development Stage Company)

                                BALANCE SHEET
                                June 30, 2002


ASSETS                                                        $       0
                                                              =========


LIABILITIES AND STOCKHOLDERS' DEFICIT

  Current Liabilities
   Accounts payable and accrued expenses                      $  20,225
   Loans to stockholders                                        148,005
                                                              ---------
   TOTAL LIABILITIES                                            168,230
                                                              ---------

STOCKHOLDERS' DEFICIT
  Common stock, $.001 par value, 75,000,000 shares
    authorized, 17,780,000 issued and outstanding                17,780
  Paid in capital                                                95,220
  Deficit accumulated during the development stage             (281,230)
                                                              ---------
   TOTAL STOCKHOLDERS' DEFICIT                                 (168,230)
                                                              ---------
   TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                $       0
                                                              =========


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

                              WAVE POWER.NET, INC.
                          (A Development Stage Company)

                             STATEMENTS OF EXPENSES
             For the Three Months and Six Months Ended June 30, 2002
            and 2001 and the period from November 6, 1997 (Inception)
                              Through June 30, 2002




                                                                                 Inception
                            Three Months Ended          Six Months Ended           Through
                                   June 30,                  June 30,               June 30,
                              2002       2001          2002           2001           2002
                            --------   --------      --------       --------      ---------
 General and
  administrative                       $  5,094                     $ 46,068      $ 281,230
                                       --------                     --------      ---------
          Net loss                     $( 5,094)                    $(46,068)     $(281,230)
                                       ========                     ========      =========
Basic and diluted loss
  per common share            N/A      $   (.00)         N/A        $   (.00)

Weighted average
  shares outstanding      17,780,000    17,780,000   17,780,000      17,780,000

                              WAVE POWER.NET, INC.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
                 For the Six Months Ended June 30, 2002 and 2001
                and the period from November 6, 1997 (Inception)
                              Through June 30, 2002

                                                                                    Inception
                                                                                     Through
                                                                                     June 30,
                                                2002                2001               2002
                                             ---------           ---------          ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                       $ (46,068)         $(281,230)
  Adjustments to reconcile net loss to net
    cash used by operating activities
  Changes in:
    Prepaid expenses                                               ( 1,590)
    Accounts payable and accrued expenses                          (18,028)            20,225
    Prepaid rent

                                                                 ---------          ---------
     NET CASH USED BY OPERATING ACTIVITIES                         (65,686)          (261,005)
                                                                 ---------          ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sales of stock                                                        113,000
  Proceeds of loans from stockholders                               65,686            148,005
                                                                 ---------          ---------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                      65,686            261,005
                                                                 ---------          ---------

NET INCREASE (DECREASE) IN CASH                                          0                  0

CASH - Beginning of period                   $       0                   0                  0
                                             ---------           ---------          ---------
     - End of period                         $       0           $       0          $       0
                                             =========           =========          =========

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

                             WAVE POWER.NET, INC.
                        (A Development Stage Company}

                        NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Wave Power.Net, Inc., a Delaware corporation ("Wave Power"), have been prepared in accordance with accounting principles generally accepted in the United States and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's latest Annual Report filed with the SEC on Form 10-KSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year, 2001, as reported in Form 10-KSB, have been omitted.


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